                                                                     EXHIBIT 20



                              [NEWCOURT LETTERHEAD]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115


Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3


1. The Monthly Servicer Certificate for the Collection Period ended May 31, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2. Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3. No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of June, 1998.

Newcourt Credit Group Inc., as Servicer


By: /s/ Daniel A. Jauernig
   ----------------------------------------
        Daniel A. Jauernig
        Chief Financial Officer

cc: Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts

                                                                                                                    Master Trust
                                                                   Collection        Reserve      Cash Collateral   Distribution
                                                                     Account          Account         Account          Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                 0.00   2,105,899.00    1,174,042.25              0.00
Investment Earnings                                                   41,663.42      10,323.47        5,607.87
Deposit to Collections                                                     0.00                           0.00
Withdraw in Excess of Required Balance                                                              (16,747.58)

Collection Account

Collectiions [4.3 a]                                              12,839,809.86
Add Servicer Advances [4.3 b]                                      1,538,607.80
Add: Liquidation Proceeds from Servicer                                    0.00
Less: Collections to reimburse Servicer Advances [4.3 c]            (821,864.65)

Less: Investment Earnings to Newcourt [4.2 c]                        (41,663.42)    (10,323.47)      (5,607.87)
----------------------------------------------------------------------------------------------------------------------------------

Available Amount                                                 (13,556,553.01)                                   13,556,553.01

Payments on Payment Date

  (A)     Unreimbursed Servicer Advances [4.3 d i]                         0.00                                             0.00
  (B)     Servicing Fee [4.3 d ii]                                  (105,294.95)                                      105,294.95
  (C)     Amount owed to Hedging Counterparty [4.3 d iii]                  0.00                                             0.00
  (D)     Series Available Amounts to each Series of Notes [4.3 d iv]                                              13,451,258.06
      (1) Class A Interest [4.3 d iv A]                           (1,008,595.63)
      (2) Class B Interest [4.3 d iv B]                              (79,670.28)
      (3) Class A Principal [4.3 d iv C]                         (11,637,949.11)
      (4) Deposit Reserve Account [4.3 d iv D]                             0.00           0.00
          Repayment Newcourt Advance                                       0.00    (122,649.59)
      (5) Class C Interest [4.3 d iv F]                              (98,027.54)
      (6) Class B Principal [4.3 d iv F]                            (313,504.75)
      (7) Class C Principal [4.3 d iv G]                            (313,504.75)
      (8) Class A Accelerated Principal Payment [4.3 d iv H]               0.00
      (9) Class B Accelerated Principal Payment [4.3 d iv I]               0.00
     (10) Pay to Hedging Counterparty [4.3 d iv J]                         0.00
     (11) Class C Accelerated Principal Payment [4.3 d iv K]               0.00
          Subtotal                                                         0.00
Distributions to Noteholders                                     (13,356,553.01)                                      105,294.95

Ending Balance                                                             0.00   1,983,249.41    1,157,294.67              0.00

                                                                                                              May 1998

                                                                  Series 1996-1       Series 1996-2      Series 1996-3
----------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

Collection Account

Collectiions [4.3 a]
Add Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 c]
-----------------------------------------------------------------------------------------------------------------------

Available Amount

Payments on Payment Date

  (A)     Unreimbursed Servicer Advances [4.3 d i]
  (B)     Servicing Fee [4.3 d ii]
  (C)     Amount owed to Hedging Counterparty [4.3 d iii]
  (D)     Series Available Amounts to each Series of
           Notes [4.3 d iv]                                       2,579,005.87        4,965,472.71       5,906,779.48
      (1) Class A Interest [4.3 d iv A]                             205,486.77          367,239.95         435,868.21
      (2) Class B Interest [4.3 d iv B]                              18,379.48           28,990.36          32,306.44
      (3) Class A Principal [4.3 d iv C]                          2,418,696.87        4,194,664.41       5,024,587.83
      (4) Deposit Reserve Account [4.3 d iv D]                            0.00                0.00               0.00
          Repayment Newcourt Advance
      (5) Class C Interest [4.3 d iv F]                              22,089.55           35,449.75          40,488.24
      (6) Class B Principal [4.3 d iv F]                             65,570.98          115,250.52         132,683.25
      (7) Class C Principal [4.3 d iv G]                             65,570.98          115,250.52         132,683.25
      (8) Class A Accelerated Principal Payment [4.3 d iv H]              0.00                0.00               0.00
      (9) Class B Accelerated Principal Payment [4.3 d iv I]              0.00                0.00               0.00
     (10) Pay to Hedging Counterparty [4.3 d iv J]                        0.00                0.00               0.00
     (11) Class C Accelerated Principal Payment [4.3 d iv K]              0.00                0.00               0.00
          Subtotal
Distributions to Noteholders                                      2,795,794.63        4,856,845.51       5,798,617.92

Ending Balance


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                               May 1998


Print Month's Series ADCB Reconciliation                                SERIES 1996-1    SERIES 1996-2    SERIES 1996-3
----------------------------------------                                -------------    -------------    -------------
  Previous Period Current Month Series ADCB                             43,397,943.79    75,427,052.99    97,646,976.93
  Less: Previous Period's Prepayments                                    1,032,025.64     1,717,634.20     2,184,663.98
  Less: Previous Period's Defaults                                         192,138.70       335,002.00       420,609.57

  Prior Month Series ADCB (reported this period)                        42,173,779.45    73,374,416.79    95,041,703.38


Class A Interest Schedule                                               SERIES 1996-1    SERIES 1996-2    SERIES 1996-3
-------------------------                                               -------------    -------------    -------------

  Opening Class A Principal Balance                                     36,315,777.03    64,146,716.41    83,820,943.81
  Class A Interest Rate                                                         6.79%            6.87%            6.24%
  30/360*Class A Interest Rate                                                  0.57%            0.57%            0.52%
  Current Class A Interest Distribution                                    205,486.77       367,239.95       435,868.91
  Prior Class A Interest Arrearage                                               0.00             0.00             0.00

  Class A Interest Due                                                     205,486.77       367,239.95       435,868.91


Class A Principal Schedule                                              SERIES 1996-1    SERIES 1996-2    SERIES 1996-3
--------------------------                                              -------------    -------------    -------------

  Opening Class A Principal Balance                                     36,315,777.03    64,146,716.41    83,820,943.81
  Prior Month's Series ADCB                                             42,173,779.45    73,374,416.79    95,041,703.38
  Current Month's Series ADCB                                           40,534,504.98    70,493,153.80    91,724,622.02
                                                                        -------------    -------------    -------------
                                      Difference                         1,639,274.47     2,881,262.99     3,317,081.36
                                      Class A Share                            92.00%           92.00%           92.00%
                                      Scheduled Principal Due            1,508,132.51     2,650,761.95     3,051,714.85

  Current Prepayments                                                      733,600.16     1,236,655.79     1,562,365.32
  Current Defaults                                                         176,964.20       307,246.67       410,507.66

                                      Class A Total Due                  2,418,696.87     4,194,664.41     5,024,587.83

  Prior Class A Arrearage                                                        0.00             0.00             0.00

  Class A Principal Due                                                  2,418,696.87     4,194,664.41     5,024,587.83

  Class A Principal Distribution                                         2,418,696.87     4,194,664.41     5,024,587.83

  Current Class A Arrearange                                                     0.00             0.00             0.00

  Interim Class A Principal Balance after Current Distribution          33,897,080.16    59,952,052.00    78,796,355.98

  Accelerated Class A Distribution Amount                                        0.00             0.00             0.00

  Ending Class A Principal Balance after Current Distribution           33,897,080.16    59,952,052.00    78,796,355.98


Class B Interest Schedule                                               SERIES 1996-1    SERIES 1996-2    SERIES 1996-3
-------------------------                                               -------------    -------------    -------------

  Opening Class B Principal Balance                                      2,929,001.08     4,613,850.12     5,610,379.79
  Class B Interest Rate                                                         7.53%            7.54%            6.91%
  30/360*Class B Interest Rate                                                  0.63%            0.63%            0.58%
  Current Class B Interest Distribution                                     18,379.48        28,990.36        32,306.44
  Prior Class B Interest Arrearage                                               0.00             0.00             0.00

  Class B Interest Due                                                      18,379.48        28,990.36        32,306.44


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                               May 1998


Class B Principal Schedule                                              SERIES 1996-1    SERIES 1996-2    SERIES 1996-3
--------------------------                                              -------------    -------------    -------------
  Opening Class B Principal Balance                                      2,929,001.08     4,613,850.12     5,610,379.79
  Prior Months Series ADCB                                              42,173,779.45    73,374,416.79    95,041,703.38
  Current Months Series ADCB                                            40,534,504.98    70,493,153.80    91,724,622.02
                                                                        -------------    -------------    -------------
                                           Difference                    1,639,274.47     2,881,262.99     3,317,081.36
                                           Class B Share                        4.00%            4.00%            4.00%
                                           Scheduled Principal Due          65,570.98       115,250.52       132,683.25

  Current Prepayments                                                            0.00             0.00             0.00
  Current Defaults                                                               0.00             0.00             0.00

                                           Class B Total Due                65,570.98       115,250.52       132,683.25

  Prior Class B Arrearage                                                        0.00             0.00             0.00

  Class B Principal Due                                                     65,570.98       115,250.52       132,683.25

  Class B Principal Distribution                                            65,570.98       115,250.52       132,683.25

  Current Class B Arrearage                                                      0.00             0.00             0.00

  Interim Class B Principal Balance after Current Distribution           2,863,430.10     4,498,599.60     5,477,696.54

  Accelerated Class B Distribution Amount                                        0.00             0.00             0.00

  Ending Class B Principal Balance after Current Distribution            2,863,430.10     4,498,599.60     5,477,696.54


Class C Interest Schedule
-------------------------

  Opening Class C Principal Balance                                      2,929,001.08     4,613,850.12     5,610,379.79
  Class C Interest Rate                                                         9.05%            9.22%            8.66%
  30/360*Class C Interest Rate                                                  0.75%            0.77%            0.72%
  Current Class C Interest Distribution                                     22,089.55        35,449.75        40,488.24
  Prior Class C Interest Arrearage                                               0.00             0.00             0.00
  Class C Default Rate                                                         10.05%           10.22%            9.66%
  30/360*Class C Interest Default Rate                                          0.84%            0.85%            0.81%
  Interest on Interest Arrearage                                                 0.00             0.00             0.00

  Class C Interest Due                                                      22,089.55        35,449.75        40,488.24

  Class C Interest Paid                                                     22,089.55        35,449.75        40,488.24
  Class C Interest Arrearage                                                     0.00             0.00             0.00


Class C Principal Schedule
--------------------------

  Opening Class C Principal Balance                                      2,929,001.08     4,613,850.12     5,610,379.79
  Prior Months Series ADCB                                              42,173,779.45    73,374,416.79    95,041,703.38
  Current Months Series ADCB                                            40,534,504.98    70,493,153.80    91,724,622.02
                                                                        -------------    -------------    -------------
                                           Difference                    1,639,274.47     2,881,262.99     3,317,081.36
                                           Class C Share                        4.00%            4.00%            4.00%
                                           Scheduled Principal Due          65,570.98       115,250.52       132,683.25

  Prior Class C Arrearage                                                        0.00             0.00             0.00

  Class C Principal Due                                                     65,570.98       115,250.52       132,683.25

  Class C Principal Distribution                                            65,570.98       115,250.52       132,683.25

  Current Class C Arrearage                                                      0.00             0.00             0.00

  Interim Class C Principal Balance after Current Distribution           2,863,430.10     4,498,599.60     5,477,696.54

  Accelerated Class C Distribution Amount                                        0.00             0.00             0.00

  Ending Class C Principal Balance after Current Distribution            2,863,430.10     4,498,599.60     5,477,696.54


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                               May 1998


Servicing Fee Schedule
----------------------
  Contract Pool ADCB                                 210,589,899.62
  Servicing Rate                                              0.60%
  Monthly Servicing Rate                                      0.05%
  Prior Servicing Fee Arrearage                                0.00
  Current Servicer Fee                                   105,294.95
  Servicer Fee Due                                       105,294.95
  Current Servicing Fee Arrearage                              0.00


Reserve Account Schedule                             RESERVE ACCOUNT    SERIES 1996-1    SERIES 1996-2    SERIES 1996-3
------------------------                             ---------------    -------------    -------------    -------------

  Prior Month Balance                                  2,105,899.00
  Series ADCB                                        198,324,941.00
  Required Balance (Series ADCB * 1.00%)               1,983,249.41
  Current Period Draw on Reserve                               0.00
  Required Deposit to Reserve Account                                            0.00             0.00             0.00
  Actual Deposit to Reserve Account                                              0.00             0.00             0.00
  Newcourt Advance Released from Reserve Account        (122,649.59)
  Ending Reserve Account Balance                       1,983,249.41


Cash Collateral Account Schedule
--------------------------------

  Prior Month Balance                                  1,174,042.25
  Required Balance                                     1,157,294.67
  Withdraw from Cash Collateral Account                 (16,747.58)


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                      May 1998


Restricting Event Calculations
                         (1)    Event of Default under the Servicing Agreement (Yes/No)             no

                            (a) ADCB Delinquencies
                                3 Month Rolling Avg ADCB                                      210,652,649

                                Delinquency Ratio                                                   0.78%

                                Maximum Delinquency Ratio                                           2.00%

                            (b) Annualized ADCB Defaulted Contracts Ratio                           0.40%

                                Maximum Default Ratio                                               1.00%

                            (c) Reserve plus APB Subordinates                                       no

                            (d) Restricting Event under any Indenture                               no


Portfolio Performance Tests
                                                  1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                        Current     (yes/no)        (yes/no)        (yes/no)        (yes/no)        (yes/no)
                     Event of Default     no           no              no              no              no              no

                                                             Monthly      Weighted
Delinquencies                  Delinquencies     ADCB      Delinquency    Average
            0
                2 months prior   1,705,924    223,043,107     0.76%        0.27%
                1 month prior    1,627,309    210,589,900     0.77%        0.26%
                Current          1,565,173    198,324,941     0.79%        0.25%
                                                              -----        -----
                                                              0.78%        0.78%

                             Delinquency Ratio:               0.78%
                             Maximum Delinquency Ratio:       2.00%

                                                                Monthly
Charge-Offs                      Charge-Offs     ADCB           Default
            0
                5 months prior     138,212    264,754,764        0.05%
                4 months prior      84,627    250,069,655        0.03%
                3 months prior      49,639    238,171,178        0.02%
                2 months prior      63,291    223,043,107        0.03%
                1 month prior       33,945    210,589,900        0.02%
                Current             90,375    198,324,941        0.05%
                                   -------    -----------        -----
                                   460,089  1,384,953,545        0.03%

                Average ADCB                               230,825,591
                Annualized Maximum Charge-Off Ratio:             1.00%
                1% of Average ADCB                           2,308,256
                Sum of Charge-Offs * 2                         920,178
                Annualized Charge-Off Ratio:                     0.40%

Series 1996-1 Enhancement Floor
            0
                Enhancement Floor                            2,925,889

                Amounts on deposit in the Reserve Account    1,983,249
                Series Allocation Percentage                    19.17%
                ADCB less Aggregate Principal Amount
                  of Class A Notes                           5,726,860
                                                             ---------
                                                             6,107,108

Series 1996-2 Enhancement Floor
            0
                Enhancement Floor                            4,152,983

                Amounts on deposit in the Reserve Account    1,983,249
                Series Allocation Percentage                    36.91%
                ADCB less Aggregate Principal Amount
                  of Class A Notes                           8,997,199
                                                             ---------
                                                             9,729,307

Series 1996-3 Enhancement Floor
            0
                Enhancement Floor                            4,602,054

                Amounts on deposit in the Reserve Account    1,983,249
                Series Allocation Percentage                    43.91%
                ADCB less Aggregate Principal Amount
                  of Class A Notes                          10,955,393
                                                            ----------
                                                            11,826,287

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules                   May 1998


CERTIFICATE FACTORS                          SERIES 1996-1    SERIES 1996-2    SERIES 1996-3
-------------------                          -------------    -------------    -------------
                                CUSIP #      #65118YAA5       #65118YAD9       #65118YAG2
   Class A
   -------

   Current A Balance                           33,897,080       59,952,052       78,796,356
   Initial A Balance                          119,656,814      169,810,862      188,172,873

   Certificate Factor:                        0.283285832      0.353051926      0.418744502
   Principal Factor (per thousand):          20.213615833     24.701979343     26.701977548
   Interest Factor (per thousand):            1.717301031      2.162641101      2.316321705


                                CUSIP #      #65118YAB3       #651184AE7       #65118YAH0

   Class B
   -------

   Current B Balance                            2,863,430        4,498,600        5,477,697
   Initial B Balance                            5,202,470        7,383,081        8,181,429

   Certificate Factor:                        0.550398195      0.609311969      0.669528091
   Principal Factor (per thousand):          12.603817033     15.610084807     16.217613084
   Interest Factor (per thousand):            3.532837287      3.926593808      3.948752718


                                CUSIP #      #65118YACJ       #651184AF4       #65118YAJ6

   Class C
   -------

   Current C Balance                            2,863,430        4,498,600        5,477,697
   Initial C Balance                            5,202,470        7,383,081        8,181,429

   Certificate Factor:                        0.550398195      0.609311969      0.669528091
   Principal Factor (per thousand):          12.603817033     15.610084807     16.217613084
   Interest Factor (per thousand):            4.245973547      4.801484661      4.948798064


DELINQUENCIES
-------------
                                                                Monthly
                             Delinquencies       ADCB         Delinquencies
                             -------------       ----         -------------
   Current                   189,400,010       198,324,941        95.50%
   31-60 Days Past Due         7,359,757       198,324,941         3.71%
   61-90 Days Past Due         1,565,175       198,324,941         0.79%